Exhibit 99.1

Bridger Aerospace Announces CFO Retirement and Succession

Plan; Appoints Anne Hayes as Deputy Chief Financial Officer

and Ernie Freedman to Board of Directors

BELGRADE, MT, November 21, 2025 – Bridger Aerospace Group Holdings, Inc. (“Bridger”, “the Company” or “Bridger Aerospace”), (NASDAQ: BAER, BAERW), one of the nation’s largest aerial firefighting companies, today announced the planned retirement of Eric Gerratt, Chief Financial Officer. The Company also announced a succession plan for the CFO role, with the appointment of Director Anne Hayes as Deputy Chief Financial Officer and the appointment of Ernie Freedman as an independent director and Chairman of the Audit Committee. Ms. Hayes has resigned from the Board as part of the transition and is anticipated to assume the CFO role following Mr. Gerratt’s retirement, planned for after the filing of the Company’s 10-K in March 2026.

“During a time of such profound growth for Bridger, we are tremendously grateful for Eric’s guidance and leadership,” stated Sam Davis, Chief Executive Officer. “Eric has been integral in many recent initiatives for the company ranging from the business combination with Jack Creek to the recent secured financing that will allow Bridger to sustain progress and focus on future performance. He has been paramount in managing our finance team and the company through recent years of growth. We are pleased that he will remain with Bridger through the completion of our annual SEC filings and assist in ensuring a smooth transition process.”

“It has been a pleasure and honor to lead the finance team and be a part of such an amazing organization,” stated Eric Gerratt, Chief Financial Officer. “Over the last three years, it has been incredible to watch the company grow and execute its mission alongside such a passionate leadership team. I am confident in Anne’s ability to lead and support the Bridger team as it continues to grow and deliver for its customers, shareholders and team members.”

Davis added, “After Eric’s decision to retire, we were fortunate Anne accepted our offer during this pivotal moment for the company. I have the utmost confidence that her experience as Audit Committee Chair and extensive financial knowledge will continue to underscore the Company’s focus on financial resiliency. We are thrilled to leverage her comprehensive knowledge of our operations and her history for driving growth. Paired with Ernie’s extraordinary depth in public company finance and governance, this transition fortifies our foundation for sustainable expansion. As wildfires become more frequent and severe, our experienced leadership team is determined on delivering mission-critical solutions that protect lives, property, critical infrastructure, and the environment.”

Anne Hayes served on the Board of Directors as Audit Committee Chair since 2023, garnering a deep institutional knowledge. Ms. Hayes has two decades of experience in principal investing and hands-on financial leadership at private and publicly listed companies, most recently with Quadrant Capital Advisors in New York from 2008-2024. She is a Certified Public Accountant and began her career with PricewaterhouseCoopers specializing in forensic accounting, mergers & acquisitions, and IPO readiness. Ms. Hayes has a proven track record guiding companies through complex capital raises, strategic acquisitions, and operational growth in dynamic markets. Her expertise in capital markets execution and disciplined financial leadership will be instrumental in Bridger’s next phase of growth. Ms. Hayes received her Bachelor of Science in Finance with honors from Villanova University and Master of Science in Finance from the University of Denver Daniels College of Business.

“I am honored to step into this expanded role at Bridger, a Company I deeply value for its life-saving mission and bold vision,” said Anne Hayes. “Having guided our Audit Committee through key milestones, I look forward to partnering with Eric on this handover and driving the financial discipline that will fuel our next chapter of growth.”

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Concurrently, Bridger is pleased to welcome Ernie Freedman as the new Chair of its Audit Committee. Mr. Freedman, a CPA with more than three decades of executive finance and audit leadership, joins the Board bringing a proven track record of steering public companies through periods of rapid growth. Most recently, Mr. Freedman served as Executive Vice President and CFO of Invitation Homes Inc. (NYSE: INVH) from 2015 to 2023, where he oversaw financial operations for one of the nation’s largest single-family rental platforms. Prior to Invitation Homes, he was the CFO of Apartment Investment and Management Company (Aimco) from 2009 to 2015, following his tenure as Senior Vice President of Financial Planning and Analysis. His career also includes leadership as CFO of HEI Hotels and Resorts, key finance roles at GE Real Estate, and early audit experience at Ernst & Young LLP. Since 2023, Mr. Freedman has advised Roots Management Group on affordable housing investments, and he currently serves on the Board of Walker & Dunlop, Inc. (NYSE: WD), contributing to its Audit and Risk Committee.

“Bridger’s commitment to excellence in aerial firefighting resonates with my passion for building resilient organizations,” added Ernie Freedman. “I am excited to chair the Audit Committee and support the Board’s oversight as the Company navigates this dynamic growth phase with transparency and strategic insight.”

With the resignation of Anne Hayes and the appointment of Ernie Freedman, the Board size will remain at nine members.

About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation, as well as internationally. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

Investor Contacts

Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

Forward Looking Statements

Certain statements included in this press release that are not historical facts (including any statements concerning plans and objectives of management for future operations of economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the timing of the filing of the Company’s Annual Report on Form 10-K (the “Annual Report”), the planned retirement of the Chief Financial Officer, succession planning and related leadership transitions, the anticipated service of the departing Chief Financial Officer through the filing of the Annual Report and the anticipated benefits relating to the appointment of a new director and audit committee chair. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to various risks and uncertainties, including, among others, the timing and outcome of leadership transitions, the Company’s ability to reach a definitive agreement with Ms. Hayes regarding any future appointment as Chief Financial Officer, the timing of the Company’s financial reporting, and the factors described under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in Bridger’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2025 for the fiscal year ended December 31, 2024, and in Bridger’s subsequent filings with the SEC. If any of these risks materialize or Bridger management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

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